UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2009

MAKO SURGICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-33966	20-1901148
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Davie Road Fort Lauderdale, Florida 33317
(Address of principal executive offices, including zip code)

(954) 927-2044
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

                        On August 14, 2009, MAKO Surgical Corp. (the “Company”) entered into an underwriting agreement (the “Purchase Agreement”) with Piper Jaffray & Co., as representative of the several underwriters named therein (collectively, the “Underwriters”). Pursuant to the Purchase Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 7,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price per share of $7.25 to the public, less an underwriting discount of $0.435 per share. The Underwriters also have an option to purchase 1,050,000 additional shares of the Common Stock at the same price per share to cover over-allotments. The Public Offering is expected to close on August 19, 2009. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

                        The Common Stock to be sold pursuant to the Purchase Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-159302) (the “Original Registration Statement”) and an additional Registration Statement on Form S-3 (Registration No. 333-161343) (together with the Original Registration Statement, the “Registration Statement”) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, including the prospectus constituting a part thereof, dated May 26, 2009, as supplemented by the final prospectus supplement, dated August 14, 2009 (collectively, the “Prospectus”). In connection with the filing of such Registration Statement and Prospectus, Foley & Lardner LLP, legal counsel to the Company, issued an opinion and consent to the Company as to the validity of the shares of the Common Stock being offered in the Public Offering, which are filed herewith as Exhibits 5.1 and 23.1 and which constitute part of the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

	(1.1)	Purchase Agreement, dated August 14, 2009, by and between MAKO Surgical Corp. and Piper Jaffray & Co., as representative of the several underwriters named therein.

	(5.1)	Opinion of Foley & Lardner LLP, dated August 17, 2009.

	(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKO SURGICAL CORP.

Date: August 17, 2009	By:	/s/ Menashe R. Frank
Menashe R. Frank
Senior Vice President, General Counsel and Secretary

MAKO SURGICAL CORP.

Exhibit Index to Current Report on Form 8-K
Dated August 14, 2009

Exhibit Number

(1.1)	Purchase Agreement, dated August 14, 2009, by and between MAKO Surgical Corp. and Piper Jaffray & Co., as representative of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated August 17, 2009.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).